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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


    Date of report (Date of earliest event reported)   December 12, 2001
                                                     ---------------------------

                                    SPSS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                 000-22194               36-2815480
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(State or Other Jurisdiction of    (Commission           (I.R.S. Employer
Incorporation)                     File Number)         Identification No.)

233 South Wacker Drive, Chicago, Illinois                     60606
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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     ITEM 5: OTHER EVENTS.

     As previously reported by SPSS Inc. ("SPSS") on October 23, 2001, SPSS entered into a strategic alliance with America Online, Inc. ("AOL") through its Digital Marketing Services ("DMS") subsidiary, in which SPSS agreed to purchase certain assets of AOL and acquired the exclusive rights to distribute survey sample data drawn from AOL members and users of AOL's other interactive properties.

     This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K previously filed with the Securities and Exchange Commission (the "SEC") on October 23, 2001. This report is being filed with a redacted version of the Strategic Online Research Services Agreement (the "Services Agreement") pursuant to which the parties have consummated the strategic alliance described in the preceding paragraph. SPSS has deleted certain information from the redacted version of the Services Agreement attached to this Form 8-K/A because it deems such information to be confidential information which should not be disclosed to the public. Concurrent with the filing of this Form 8-K/A, SPSS has filed a request for confidential treatment with the SEC requesting that the SEC grant confidential treatment to the language redacted from the exhibit attached to this Form 8-K/A.

     ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

     Following a review of the valuation of the assets acquired by SPSS from AOL in connection with the consummation of the Services Agreement, and following the performance and analysis of the calculations to be performed under Rule 3-05 of Regulation S-X, SPSS has determined that its acquisition of such assets from AOL does meet the threshold requirements set forth in Rule 3-05 of Regulation S-X that would require additional financial statement disclosure. As a result of this review and analysis, SPSS has determined that it is not required to file any financial statements with the SEC in connection with the consummation of the Services Agreement.

     (c)  Exhibits.

     99.1 Strategic Online Research Services Agreement, dated as of October 22, 2001, by and between SPSS Inc. and America Online, Inc.*

          * Portions of this Exhibit are omitted and have been filed separately with the Securities and Exchange Commission in connection with a pending request for confidential treatment of certain portions of the Exhibit pursuant to Rule 406 promulgated under the Securities Act of 1933.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPSS INC.


                                        By:  /s/ ROBERT BRINKMANN
                                           -------------------------------------
                                             Robert Brinkmann,
                                             Assistant Secretary and Controller
Dated:  December 12, 2001





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